EXTENSION AND MODIFICATION AGREEMENT
                      ------------------------------------

     This Extension and Modification Agreement ("Agreement") is made as of March 7, 2005, by and among U.S. Bank National Association, successor in interest to Santa Monica Bank ("Bank"); Physiologic Reps, a California corporation ("Borrower"); PRI Medical Technologies, Inc. formerly known as Medical Resources Management, Inc., a Nevada corporation ("PRIMT"); Medical Resources Management Financial, Inc., a California corporation ("MRM Financial"); and Emergent Group, Inc., a Nevada corporation ("Emergent").

                                    RECITALS
                                    --------

     This Agreement is made and entered into in reliance on the accuracy of the following recitals, which are acknowledged by Bank, Borrower, PRIMT, MRM Financial and Emergent to be true and accurate:

1.   Borrower's Obligations to Bank.

     A.   Line of Credit Note and Loan Agreement.

     Borrower is liable to Bank pursuant to that certain Promissory Note dated March 30, 1999, in the original principal amount of $2,000,000.00, with an original maturity date of May 2, 2000, and an initial interest rate of 8.750%, which Promissory Note was modified by Change in Terms Agreements dated April 26, 2000; August 4, 2000; September 28, 2000; October 19, 2000; December 12, 2000;
April 2, 2001; June 5, 2001; August 2, 2001; and October 22, 2001.

     The Promissory Note evidences a revolving line of credit, and is governed by that Loan Agreement dated as of March 30, 1999, in an original maximum amount outstanding at any time of no more than the lesser of $2,000,000.00 or 80.000% of Eligible Accounts (as defined in said Loan Agreement), which Loan Agreement was modified by that Modification of Loan Agreement dated July 22, 1999, and by that Second Amendment to Loan Agreement dated as of August 2, 2001.

     Both the above-referenced Promissory Note and the above-referenced Loan Agreement were modified by Amendments to Loan Agreement and Note (and any addenda to such Amendments to Loan Agreement and Note) dated March 15, 2002; April 2, 2002; July 23, 2002; October 10, 2002; April 22, 2003; and March 26,
2004; and by Extension and Modification Agreements entered into by and between Bank, Borrower, PRIMT, MRM Financial and Emergent and dated as of October 31, 2003 (the "October 2003 Extension Agreement") and November 15, 2004 (the "November 2004 Extension Agreement").



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
     The above-referenced Promissory Note, as modified, is referred to herein as the "Line of Credit Note". The above-referenced Loan Agreement, as modified, is referred to herein as the "Loan Agreement".

     Borrower was required to reduce the outstanding principal balance under the Line of Credit Note to no more than $500,000.00 by October 1, 2004, and to pay all obligations under the Line of Credit Note, in full, no later than January 31, 2005. Borrower is required to provide Bank with a Borrower's Certificate within twenty (20) days after the end of each month. Each Borrower's Certificate is required to be in a form acceptable to Bank, duly executed by Borrower and detailing the status of the line of credit governed by the Loan Agreement as of the date on said Certificate.

     As of March 2, 2005, the outstanding principal balance under the Line of Credit Note was $650,000.00, together with accrued and unpaid interest (the "Line of Credit Note Accrued Interest") in the amount of $4,053.47, together with all accruing interest, fees, costs, and expenses provided in the Loan Documents (as defined below), including, without limitation, attorneys' fees, costs and title fees.

     B.   Term Note.

     Borrower is further liable to Bank pursuant to that certain Promissory Note dated March 30, 1999, in the original principal amount of $2,000,000.00, with an original maturity date of April 2, 2004, a current maturity date of January 31, 2005, and an initial interest rate of 9.000%, which Promissory Note was modified by that Change in Terms Agreement dated August 2, 2001; and by Amendments to Loan Agreement and Note dated March 15, 2002; July 23, 2002; October 10, 2002; and April 22, 2003; and by: the October 2003 Extension Agreement, an Amendment to Note dated March 25, 2004, and the November 2004 Extension Agreement.


The above-referenced Promissory Note, as modified, is referred to herein as the "Term Note". As of March 2, 2005, the outstanding principal balance under the Term Note was $150,774.93, together with all accruing interest, fees, costs, and expenses provided in the Loan Documents (as defined below), including, without limitation, attorneys' fees, costs and title fees.


2.   Security for Borrower's Obligations. A.

     Borrower's Collateral.

     To secure Borrower's obligations to Bank under the Term Note, Borrower has granted to Bank a security interest in certain of its assets, pursuant to that certain Commercial Security Agreement dated March 30, 1999, which assets include, but are not limited to, all inventory, chattel paper, accounts, equipment and general intangibles of Borrower.

     To secure Borrower's obligations to Bank under the Line of Credit Note, Borrower has granted to Bank a security interest in certain of its assets, pursuant to that certain Commercial Security Agreement dated March 30, 1999, which assets include, but are not limited to, all inventory, chattel paper, accounts, equipment and general intangibles of Borrower.

     The above-referenced Commercial Security Agreements are referred to, collectively, as the "Borrower Security Agreements"; and the assets of Borrower in which Borrower granted the above-referenced security interests are referred to, collectively, as the "Borrower Collateral".

     B.   Medical Resources Management, Inc.'s Collateral.

     To secure Borrower's obligations to Bank under the Term Note, PRIMT has granted to Bank a security interest in certain of its assets, pursuant to that certain Commercial Security Agreement dated March 30, 1999, which assets include, but are not limited to, all inventory, chattel paper, accounts, equipment and general intangibles of PRIMT.

     To secure Borrower's obligations to Bank under the Line of Credit Note, PRIMT has granted to Bank a security interest in certain of its assets, pursuant to that certain Commercial Security Agreement dated March 30, 1999, which assets include, but are not limited to, all inventory, chattel paper, accounts, equipment and general intangibles of PRIMT.

     The above-referenced Commercial Security Agreements are referred to, collectively, as the "PRIMT Security Agreements"; and the assets of PRIMT in which PRIMT granted the above-referenced security interests are referred to, collectively, as the "PRIMT Collateral".

     C.   Med Surg Specialties, Inc.'s Collateral.

     To secure Borrower's obligations to Bank under the Term Note, Med Surg Specialties, Inc., a California corporation, now known as Medical Resources Management Financial, Inc. ("MRM Financial"), has granted to Bank a security interest in certain of its assets, pursuant to that certain Commercial Security Agreement dated March 30, 1999, which assets include, but are not limited to, all inventory, chattel paper, accounts, equipment and general intangibles of MRM Financial.

     To secure Borrower's obligations to Bank under the Line of Credit Note, MRM Financial has granted to Bank a security interest in certain of its assets, pursuant to that certain Commercial Security Agreement dated March 30, 1999, which assets include, but

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
are not limited to, all inventory, chattel paper, accounts, equipment and general intangibles of Borrower.

     The above-referenced Commercial Security Agreements are referred to, collectively, as the "MRM Financial Security Agreements"; and the assets of MRM Financial in which MRM Financial granted the above-referenced security interests are referred to, collectively, as the "MRM Financial Collateral".

     D.   Texas Oxygen Medical Equipment Company's Collateral.

     To secure Borrower's obligations to Bank under the Term Note, Texas Oxygen Medical Equipment Company, a Texas corporation ("Texas Oxygen") has granted to Bank a security interest in certain of its assets, pursuant to that certain Commercial Security Agreement dated March 30, 1999, which assets include, but are not limited to, all inventory, chattel paper, accounts, equipment and general intangibles of Texas Oxygen.

     To secure Borrower's obligations to Bank under the Line of Credit Note, Texas Oxygen has granted to Bank a security interest in certain of its assets, pursuant to that certain Commercial Security Agreement dated March 30, 1999, which assets include, but are not limited to, all inventory, chattel paper, accounts, equipment and general intangibles of Texas Oxygen.

     The above-referenced Commercial Security Agreements are referred to, collectively, as the "Texas Oxygen Security Agreements"; and the assets of Texas Oxygen in which Texas Oxygen granted the above-referenced security interests are referred to, collectively, as the "Texas Oxygen Collateral".

     E.   Laser Medical, Inc.'s Collateral.

     To secure Borrower's obligations to Bank under the Term Note, Laser Medical, Inc., a Utah corporation ("Laser Medical") has granted to Bank a security interest in certain of its assets, pursuant to that certain Commercial Security Agreement dated March 30, 1999, which assets include, but are not limited to, all inventory, chattel paper, accounts, equipment and general intangibles of Laser Medical.

     To secure Borrower's obligations to Bank under the Line of Credit Note, Laser Medical has granted to Bank a security interest in certain of its assets, pursuant to that certain Commercial Security Agreement dated March 30, 1999, which assets include, but are not limited to, all inventory, chattel paper, accounts, equipment and general intangibles of Laser Medical.

     The above-referenced Commercial Security Agreements are referred to, collectively, as the "Laser Medical Security Agreements"; and the assets of Laser

Medical in which Laser Medical granted the above-referenced security interests are referred to, collectively, as the "Laser Medical Collateral".

     F.   Pulse Medical Products, Inc.'s Collateral.

     To secure Borrower's obligations to Bank under the Term Note, Pulse Medical Products, Inc., an Idaho corporation ("Pulse Medical"), has granted to Bank a security interest in certain of its assets, pursuant to that certain Commercial Security Agreement dated March 30, 1999, which assets include, but are not limited to, all inventory, chattel paper, accounts, equipment and general intangibles of Pulse Medical.

     To secure Borrower's obligations to Bank under the Line of Credit Note, Pulse Medical has granted to Bank a security interest in certain of its assets, pursuant to that certain Commercial Security Agreement dated March 30, 1999, which assets include, but are not limited to, all inventory, chattel paper, accounts, equipment and general intangibles of Pulse Medical.

     The above-referenced Commercial Security Agreements are referred to, collectively, as the "Pulse Medical Security Agreements"; and the assets of Pulse Medical in which Pulse Medical granted the above-referenced security interests are referred to, collectively, as the "Pulse Medical Collateral".

     G.   Inter-Creditor Agreements.

     On or about July 7, 1999, Bank and General Electric Company, a New York corporation ("G.E."), entered into Inter-Creditor Agreements with respect to the priority of Bank's and G.E.'s respective security interests in certain assets of Borrower, PRIMT, MRM Financial, Texas Oxygen, Laser Medical and Pulse Medical. Said Inter-Creditor Agreements are referred to, collectively, as the "Inter-Creditor Agreements"; and, when reference is made to a specific Inter-Creditor Agreement, are referred to by the name of the debtor referred to (e.g., "Borrower Inter-Creditor Agreement" or "PRIMT Inter-Creditor Agreement").

     H.   Collective Reference.

     The above-referenced Security Agreements, as modified by the Inter-Creditor Agreements, are referred to collectively as the "Security Agreements"; and the above-referenced Collateral, in which security interests have been granted pursuant to the Security Agreements, is referred to collectively as the "Collateral".

3.   Guaranties of Borrower's Indebtedness. A.

     PRIMT Guaranty.

     On or about March 30, 1999, PRIMT executed, in favor of Bank, a Commercial Guaranty (the "PRIMT Guaranty"), whereby PRIMT guaranteed and promised to pay all of Borrower's "Indebtedness" (as defined therein) to Bank.

     B.   MRM Financial Guaranty.

     On or about March 30, 1999, MRM Financial executed, in favor of Bank, a Commercial Guaranty (the "MRM Financial Guaranty"), whereby MRM Financial guaranteed and promised to pay all of Borrower's "Indebtedness" (as defined therein) to Bank.

     C.   Texas Oxygen Guaranty.

     On or about March 30, 1999, Texas Oxygen executed, in favor of Bank, a Commercial Guaranty (the "Texas Oxygen Guaranty"), whereby Texas Oxygen guaranteed and promised to pay all of Borrower's "Indebtedness" (as defined therein) to Bank.

     D.   Laser Medical Guaranty.

     On or about March 30, 1999, Laser Medical executed, in favor of Bank, a Commercial Guaranty (the "Laser Medical Guaranty"), whereby Laser Medical guaranteed and promised to pay all of Borrower's "Indebtedness" (as defined therein) to Bank.

     E.   Pulse Medical Guaranty.

     On or about March 30, 1999, Pulse Medical executed, in favor of Bank, a Commercial Guaranty (the "Pulse Medical Guaranty"), whereby Pulse Medical guaranteed and promised to pay all of Borrower's "Indebtedness" (as defined therein) to Bank.

     F.   Bonnifield Guaranty.

     On or about March 30, 1999, Allen Bonnifield, an individual ("Bonnifield"), executed, in favor of Bank, a Commercial Guaranty (the "Bonnifield Guaranty"), whereby Bonnifield guaranteed and promised to pay all of Borrower's "Indebtedness" (as defined therein) to Bank.

     G.   Emergent Guaranty.

     Emergent executed in favor of Bank, a Commercial Guaranty (the "Emergent Guaranty"), whereby Emergent guaranteed and promised to pay all of Borrower's "Indebtedness" (as defined therein) to Bank.


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
     H.   Collective Reference.

     The above-referenced guaranties are referred to, collectively, as the "Guaranties"; and the above-referenced guarantors are referred to, collectively, as the "Guarantors".

4.   Loan Documents.

     The following documents evidence Borrower's and Guarantors' obligations to and relationship with Bank: this Agreement, the October 2003 Extension Agreement, the Loan Agreement, the Line of Credit Note, the Term Note, the Security Agreements and the Guaranties. The documents referenced in the preceding sentence, together with any other documents executed by or among the parties in connection with the Loan Agreement, the Line of Credit Note or the Term Note, and any and all amendments and modifications thereto, are referred to collectively in this Agreement as "Loan Documents." There are no written or oral agreements between Bank, Borrower, and Guarantors, or any of them, evidencing or arising out of the transactions evidenced by the Loan Documents, other than the agreements stated in the Loan Documents.

5.   Relationships Between Borrower, PRIMT, MRM Financial and Emergent.

     Borrower is a wholly-owned subsidiary of PRIMT. PRIMT is a wholly-owned subsidiary of Emergent.

     Recital "E" of the October 2003 Extension Agreement provided, in part, as follows:

               On or before December 31, 2003, Borrower and PRIMT will merge. PRIMT will be the surviving entity, and Borrower will cease to exist as a legal entity. When the merger takes effect, then, automatically and without the necessity of execution by any party of any further document or instrument except as expressly provided herein, PRIMT will become the "Borrower" under the other Loan Documents and will be obligated under and bound by them in the same manner and to the same extent that Borrower itself is bound by such other Loan Documents.

     The merger described in the preceding paragraph has not occurred as of the date of this Agreement. Instead, as of the date of this Agreement, and as stated in the first paragraph of this Recital E, Borrower is a wholly-owned subsidiary of PRIMT, and PRIMT is a wholly-owned subsidiary of Emergent.

     On or before May 31, 2005, Borrower and PRIMT will merge. PRIMT will be the surviving entity, and Borrower will cease to exist as a legal entity. When the merger takes effect, then, automatically and without the necessity of execution by any party of any further document or instrument except as expressly provided herein, PRIMT will

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become the "Borrower" under the other Loan Documents and will be obligated under and bound by them in the same manner and to the same extent that Borrower itself is bound by such other Loan Documents.

6.   Default.

     Borrower is in default under the November 2004 Extension Agreement, in that Borrower failed to merge with PRIMT on or before December 31, 2004; failed to pay off the outstanding balance of the Line of Credit Note as and when required, and is in default of certain of the covenants contained in the Loan Agreement; and is in default under certain of the terms of the Term Note as a result of the defaults under the Line of Credit Note (the failure to repay and the defaults with respect to financial covenants are collectively referred to herein as the "Designated Defaults").

     Borrower acknowledges it has received adequate and reasonable notice of the Designated Defaults from Bank.

7.   Bank's Default Rights.

     Because of the existence of the Designated Defaults, Bank has the current right to exercise any and all of its rights and remedies against Borrower or otherwise under applicable law and the Loan Documents. Such remedies include, without limitation, the right to foreclose upon the Collateral and the right to exercise all remedies pursuant to the Guaranties.

8.   Extension and Modification.

     At Borrower's request, Bank is willing to forbear from exercising default remedies as set forth herein, and to extend and modify the terms of the Line of Credit Note and the Term Note and the other Loan Documents as provided for herein, provided that the conditions set forth herein are satisfied within the time periods required under this Agreement.



                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank, Borrower, PRIMT, MRM Financial and Emergent hereby agree as follows:

1.   Incorporation of Recitals; Loan Documents Remain Unchanged.

     Each of the above recitals is incorporated herein and deemed to be the agreement of Bank, Borrower, PRIMT, MRM Financial and Emergent, and is relied upon by each party to this Agreement in agreeing to the terms of this Agreement. Except as modified herein, all of the terms of the other Loan Documents remain unchanged and in full force and effect.

2.   Confirmation of Collateral.

     A. Borrower hereby grants to Bank, and confirms that the Term Note and the Line of Credit Note are secured by, a perfected security interest in the Borrower Collateral.

     B. PRIMT hereby grants to Bank, and confirms that the Term Note and the Line of Credit Note are secured by, a perfected security interest in the PRIMT Collateral.

     C. MRM Financial hereby grants to Bank, and confirms that the Term Note and the Line of Credit Note are secured by, a perfected security interest in the MRM Financial Collateral.

3.   Conditions Precedent.

     Borrower, PRIMT, MRM Financial and Emergent understand and agree that this Agreement shall not be effective, and Bank shall have no obligation to forbear or to amend the terms of the Loan Documents as provided herein, unless and until each of the following conditions precedent has been satisfied not later than the respective date set forth below, or waived by Bank (in Bank's sole discretion), for whose sole benefit such conditions exist, with Bank's determination as to whether they have been timely satisfied being conclusive absent manifest error:

     A. On or before March 7, 2005, Borrower, PRIMT, MRM Financial and Emergent shall have executed and delivered to Bank this Agreement originally signed by them.

     B. On or before such time as Bank may require, Borrower, PRIMT, MRM Financial and Emergent shall have taken any and all actions, and executed and delivered to Bank any and all documents, required by this Agreement to be taken or executed and delivered, as the case may be, or necessary or appropriate in Bank's sole discretion to effectuate this Agreement.

     C. On or before March 7, 2005, Borrower shall have paid to Bank the following:


          (1) an extension fee in the amount of $1,000.00;

          (2) an amount equal to the Bank's attorneys' fees incurred in the negotiation and preparation of this Agreement in the sum of $4,462.80;


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
          (3) the sum of $4,053.47, representing the Line of Credit Note Accrued Interest; and

     (4) reimbursement to the Bank of any other fees or expenses incurred by the Bank in connection with the negotiation and preparation of this Agreement.

4.   Representations and Warranties.

     To induce Bank to enter into this Agreement, Borrower, PRIMT, MRM Financial and Emergent hereby represent and warrant to Bank as follows:

     A. Representations and Warranties True and Correct; Survival.

     All representations and warranties contained in this Agreement and in any and all of the other Loan Documents are true and correct as of the date of this Agreement, except that, to the extent that a representation or warranty in this Agreement conflicts with a representation or warranty in another Loan Document, the representation or warranty in this Agreement is true and correct; and all such representations and warranties shall survive the execution of this Agreement.

     B. No Breach.

     With the exception of the Designated Defaults, no event has occurred or failed to occur that is or, with notice or lapse of time or both would constitute, a default, an event of default, or a breach or failure of any condition under any Loan Document.

     C.   Unconditional Obligation; No Defenses.

     Each of the Term Note and the Line of Credit Note represents an unconditional, absolute, valid and enforceable obligation against Borrower. Neither Borrower, PRIMT, MRM Financial, Emergent, nor any of them, has any claims or defenses against Bank or any other person or entity which would or might affect (a) the enforceability of any provisions of the Loan Documents or
(b) the collectibility of sums advanced by Bank in connection with the Term Note or the Line of Credit Note. Borrower acknowledges that the statements of balances as reflected in Recital "A" are true and correct. Borrower understands and acknowledges that the Bank is entering into this Agreement in reliance upon and in partial consideration for this acknowledgment and representation, and agrees that such reliance is reasonable and appropriate.

5.   Cooperation of Borrower and Guarantors.

     Borrower, PRIMT, MRM Financial and Emergent shall take any and all actions of any kind or nature whatsoever, either directly or indirectly, that are necessary to prevent Bank from suffering a loss with respect to the Term Note or the Line of Credit Note, or being deprived of any of the Collateral or of any rights or remedies of Bank with respect to any Loan Document in the event of a default by Borrower under this Agreement or any other Loan Document.

6.   Modification of Loan Documents.

     To induce Bank to enter into this Agreement, Borrower agrees that the Loan Documents are hereby restated, supplemented and modified as follows, which modifications shall supersede and prevail over any conflicting provisions of the Loan Documents:

     A. The Term Note is modified as follows:

          (1) Upon the effective date of the merger between PRIMT and Borrower, described in Recital "5" of this Agreement, PRIMT shall become the "Borrower" under the Loan Documents, including the Term Note.

          (2) From and after February 1, 2005, the interest rate shall be the Bank's Prime Rate plus 2.50 percentage points (P + 2.50%).

          (3) The repayment provisions of the Term Note shall be changed from those provided in the November 2004 Extension Agreement which provided, among other things, that the final maturity date of the Term Note was July 1, 2006; the Term shall now be repayable in monthly installments equal to the amount of accrued interest, with all outstanding principal, interest and other sums due under the Term Note due and payable no later than May 31, 2005 ("the Final Maturity Date").

     B. The Revolving Credit Note and the Loan Agreement are modified as follows:

          (1) Upon the effective date of the merger between PRIMT and Borrower, PRIMT shall become the "Borrower" under the Loan Documents, including the Revolving Credit Note and the Loan Agreement.

          (2) The entire outstanding balance of the Revolving Credit Note will be due and payable in full at the earliest of (x) the time that Borrower's new lender ("New Lender") demands the termination of the Bank's security interest in Borrower's accounts and inventory or (y) May 31, 2005. Notwithstanding the foregoing, Borrower will make its best effort to partially pay off the outstanding balance of the Revolving Credit Note from collection of accounts receivables once Borrower has closed its transaction with the New Lender to provide financing secured by the Borrower's accounts receivables and inventory.

          (3) Borrower will continue to make monthly payments of all accrued interest until the Final Maturity Date.



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
          (4) Notwithstanding any provisions contained in the Revolving Credit Note and the Loan Agreement to the contrary, the revolving feature of the Revolving Credit Note is eliminated. Borrower will no longer be permitted to request advances and Bank will not be required to honor any such request for an advance under the Revolving Credit Note. Borrower will not be permitted to re-borrow funds once any portion of the Revolving Credit Note has been repaid.

7.   Covenants and Agreements of Borrower and Guarantors.

     Unless Bank otherwise consents in writing during the extended term as provided herein, each of Borrower, PRIMT, MRM Financial and Emergent covenants and agrees as follows:

     A. Each will comply with all requirements of this Agreement and with all requirements of all other Loan Documents to the extent not inconsistent with this Agreement;

     B. Except for Permitted Liens, as defined in the Loan Agreement, neither Borrower, PRIMT, MRM Financial, Emergent, nor any of them, shall further encumber any of its assets;

     C. Neither Borrower, PRIMT, MRM Financial, Emergent, nor any of them, shall increase the salary of any of its officers, nor pay any bonus to any officer or shareholder, without the written approval of Bank. Notwithstanding the foregoing, the Bank shall be deemed to have given its approval so long as the aggregate amount of any such increase or bonus to be given or paid to an officer and/or shareholder does not exceed 15% of the previous compensation payable to such officer and/or shareholder;

     D. Neither Borrower, PRIMT, MRM Financial, Emergent, nor any of them, shall make any distributions, payments or other transfers (other than budgeted salaries), whether in cash or in kind, whether from capital, income or otherwise to the shareholders, officers and directors of Borrower, PRIMT, MRM Financial, Emergent, or any of them;

     E. Neither Borrower, PRIMT, MRM Financial, Emergent, nor any of them, shall draw or present checks or other items which will, if paid, overdraw any of their deposit accounts with Bank, and each of them acknowledges and agrees that if checks or other items are presented to Bank which, if paid, would have the effect of overdrawing any of their deposit accounts, then Bank shall be under no obligation to contact the entity so affected, and Bank shall have the right to return such checks or other items;

     F. Except for the contemplated merger between Borrower and PRIMT, with PRIMT as the surviving entity, Borrower, PRIMT, MRM Financial, Emergent, and each of them, will at all times maintain their separate legal existence and further will maintain separate books and accounting records all of which will be maintained in accordance with generally accepted accounting principles consistently applied;

     G. Unless Bank has already been paid off in full on both the Term Note and the Revolving Credit Note, on or before the date that the merger of Borrower and PRIMT, described in Recital "5" of this Agreement takes effect PRIMT will sign and deliver to Bank a Commercial Security Agreement, in form satisfactory to Bank, granting to Bank a security interest in the PRIMT Collateral and in all of PRIMT's right, title and interest in and to all property which, prior to such date, is Borrower's Collateral, in order to secure PRIMT's "Indebtedness" (as defined in the Borrower Security Agreements) in PRIMT's capacity, upon the effect of such merger, as the "Borrower" under the Loan Documents.

8.   Covenants of Bank.

     A. In consideration of all of the herein agreements, and so long as there is no additional event of default, Bank agrees to the modification of the Loan Documents as provided herein.

     B. Bank agrees to waive the Designated Defaults through the Final Maturity Date, May 31, 2005.

     C. Upon final satisfaction of the entire outstanding balance of the Revolving Credit Note, the Bank will release from its collateral all of Borrower's accounts receivable and inventory and will cause amendments to its various UCC-1 financing statements to reflect only the such release of Borrower's accounts receivable and inventory.

9.   Additional Events of Default.

     In addition to the events of default set forth in the Loan Documents, the occurrence of any of the following events of default other than a Designated Default shall be an event of default and, at Bank's option may make all obligations of Borrower, PRIMT, MRM Financial and Emergent (collectively, individually, or in any combination) immediately due and payable, all without demand, presentment or notice, all of which requirements Borrower, PRIMT, MRM Financial and Emergent hereby waive:

     A. Failure to Perform.

     Failure to perform any of the obligations set forth in this Agreement or in any other Loan Documents (as the same may be affected by this Agreement);

     B. Representations and Warranties.



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
     Any representation or warranty of Borrower or PRIMT or MRM Financial or Emergent herein or in any other Loan Document shall be false, misleading, or incorrect;

     C. Material Adverse Changes.

     If there is any further impairment of the Borrower's or PRIMT's or MRM Financial's or Emergent's ability to satisfy its obligations to Bank.

10.  Remedies.

     Upon the occurrence of an event of default and at all times thereafter, Bank, without the necessity of obtaining court approval, shall be entitled to exercise, in respect of all of the Collateral it may hold, all rights and remedies of a secured creditor available to it under applicable laws. Bank shall also be entitled to exercise all rights and remedies available to Bank as a creditor generally, including, without limitation, all remedies available to Bank under the Loan Documents, as well as rights and remedies available to Bank at law or in equity. All such rights and remedies shall be cumulative. No failure or delay on the part of Bank in exercising any power, right, or remedy under any of the Loan Documents shall operate as a waiver thereof, and no single or partial exercise of any such power, right, or remedy shall preclude any further exercise thereof or the exercise of any other power, right, or remedy.

11.  Confirmation of Guaranty; Unconditional Obligations; Waiver.

     Each of PRIMT and MRM Financial reaffirms its obligations under, respectively, the PRIMT Guaranty and the MRM Financial Guaranty, and reaffirms and restates each and every term, condition, and provision thereof. In addition, each of PRIMT and MRM Financial and Emergent hereby agrees that its obligations under its guaranty are and shall be unconditional, irrespective of (i) the absence of any attempt to collect the Loan from Borrower or any other guarantor or other action to enforce the same, (ii) the waiver or consent by Bank with respect to any provision of any instrument evidencing the Loan, or any part thereof, or any other agreement now or hereafter executed by Borrower and delivered to Bank, (iii) Bank's election, in any proceeding instituted under Chapter 11 of title 11 of the United States Code (11 U.S.C. ss.101 et seq.) (the "Bankruptcy Code"), of the application of Section 111 l(b)(2) of the Bankruptcy Code, (iv) any borrowing or grant of a security interest by Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code, or (v) the disallowance under Section 502 of the Bankruptcy Code of all or any portion of Bank's claim(s) for repayment of the Loan. Each of PRIMT and MRM Financial and Emergent further reaffirms that its obligations under its guaranty are and shall be primary and are and shall be separate and distinct from Borrower's obligations, and each further represents and warrants that it has no defenses or claims against Bank that would or might affect the enforceability of its guaranty and that its guaranty remains in full force and effect, and each irrevocably and permanently (even if it pays said obligations in full) waives any and all rights of subrogation, reimbursement, indemnity, contribution or any other claim arising from the existence or performance of the guaranty which it may now or hereafter have against Borrower or any other entity (or their respective properties) directly or contingently liable for said obligations.

12.  Release.

     Borrower, PRIMT, MRM Financial and Emergent, and each of them, hereby, for themselves, their successors, heirs, executors, administrators and assigns, release, acquit and forever discharge Bank, its directors, officers, employees, agents, affiliates, successors, administrators and assigns ("Released Parties") of and from any and all claims, actions, causes of action, demands, rights, damages, costs, loss of service, expenses, and compensation whatsoever which Borrower, PRIMT, MRM Financial and Emergent, or any of them, might have because of anything done, omitted to be done, or allowed to be done by any of Released Parties and in any way connected with the Loan, this Agreement or the other Loan Documents, as of the date of execution of this Agreement, WHETHER KNOWN OR UNKNOWN, FORESEEN OR UNFORESEEN, including, without limitation, any settlement negotiations and also including, without limitation, any damages and the consequences thereof resulting or to result from the events described, referred to, or implied hereinabove ("Released Matters"). Borrower, PRIMT, MRM Financial and Emergent, and each of them, further agree never to commence, aid, or participate in (except to the extent required by order or legal process issued by a court or governmental agency of competent jurisdiction) any legal action or other proceeding based in whole or in part upon the foregoing. In furtherance of this general release, Borrower, PRIMT, MRM Financial and Emergent, and each of them, acknowledge and waive the benefits of California Civil Code section 1542, which provides:

               "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

     Borrower, PRIMT, MRM Financial and Emergent, and each of them, agree that this waiver and release is an essential and material term of this Agreement and that the agreements in this paragraph are intended to be in full satisfaction of any alleged injuries or damages in connection with the Released Matters. Borrower, PRIMT, MRM Financial and Emergent, and each of them, also understand that this release shall apply to all unknown or unanticipated results of the transactions and occurrences described above, as well as those known and anticipated. Borrower, PRIMT, MRM Financial and Emergent, and each of them, have consulted with legal counsel prior to signing this release, or had an opportunity to obtain such counsel and knowingly chose not to do so, and execute such release voluntarily with the intention of fully and finally extinguishing all Released Matters.

13.  Miscellaneous.

     A. Agreement to Cooperate.

     All the parties hereto agree to and will cooperate fully with each other in the performance of this Agreement and the Loan Documents, including, without limitation, executing any additional documents reasonably necessary to the full performance of this Agreement.

     B. Benefit of Agreement.

     This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto, their respective successors and assigns. No other person or entity shall be entitled to claim any right or benefit hereunder, including, without limitation, the status of a third party beneficiary hereunder.

     C. Effect of Agreement.

     Bank, Borrower, PRIMT, MRM Financial and Emergent agree that, except as expressly provided herein, the Loan Documents shall remain in full force and effect in accordance with their respective terms, and this Agreement shall not be construed to:

          (1) Impair the validity, perfection, or priority of any lien or security interest securing Borrower's, PRIMT's, MRM Financial's or Emergent's obligations to Bank;

          (2) Waive or impair any rights, powers, or remedies of Bank under the Loan Documents;

          (3) Constitute an agreement by Bank or require Bank to grant forbearance periods or extend the term of the Term Note or the Line of Credit Note or the time for payment of any of Borrower's, PRIMT's, MRM Financial's or Emergent's obligations to Bank except as expressly provided herein, none of which Bank agrees or has agreed to do, and all of which matters are in Bank's sole and absolute discretion.

     In the event of any inconsistency between the terms of this Agreement and any other Loan Document, this Agreement shall govern. This Agreement shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Agreement or any part hereof to be drafted. The headings used in this Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Agreement.

     D. Integration.

     This Agreement and the other Loan Documents are intended by the parties as the final expression of their agreement and therefore incorporate all negotiations of the parties hereto and are the entire agreement of the parties hereto. Borrower, PRIMT, MRM Financial and Emergent, and each of them, acknowledge that they are not relying on any written or oral agreement, representation, warranty, or understanding of any kind made by Bank or by any employee or agent of Bank except for the agreements of Bank set forth herein or in the other Loan Documents. Except as expressly set forth in this Agreement, the other Loan Documents remain unchanged and in full force and effect.

     E. Severability.

     In case any provision in this Agreement shall be invalid, illegal, or unenforceable, such provision shall be severable from the remainder of this Agreement and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     F. Reversal of Payments.

     If Bank receives any payments or proceeds of any Collateral which are subsequently invalidated, declared to be fraudulent or preferential, set aside, or required to be paid to a trustee, debtor-in-possession, receiver, or any other party under any bankruptcy law, common law, equitable cause, or otherwise, then, to such extent, the obligations or part thereof intended to be satisfied by such payments or proceeds shall be reserved and continue as if such payments or proceeds had not been received by Bank.

     G. Modification.

     This Agreement may not be amended, waived, or modified in any manner without the prior written consent of the party against whom the amendment, waiver or modification is sought to be enforced.

     H. Attorneys' Fees.

     Borrower shall reimburse Bank promptly upon demand for all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, expended or incurred by Bank in any arbitration, judicial reference, legal action, or otherwise in connection with (i) the amendment and enforcement of this Agreement and the other Loan Documents, including, without limitation, during any workout, attempted workout, and/or in connection with the rendering of legal advice as to Bank's rights, remedies, and obligations under this Agreement and the other Loan Documents, whether or not any form of legal proceeding is recommended, (ii) collecting any sum which becomes due Bank under this Agreement or any of the other Loan Documents, (iii) any proceeding for declaratory relief, any counterclaim to any proceeding, or any appeal, (iv) the protection, preservation, or enforcement of any rights or remedies of Bank or any of the Collateral, whether or not any form of legal proceedings is commenced, or (v) any action necessary to defend, protect, assert, or preserve any of Bank's rights or remedies as a result of or related to any case or proceeding under title 11 of the United States Code, as amended, or any similar law of any jurisdiction. All of such costs and expenses shall bear interest from the time of demand at the rate then in effect under the Note.

     I. Applicable Law.

     Except as otherwise provided herein, this Agreement and all other Loan Documents and the rights and obligations of the parties hereto shall be governed by the laws of the State of California, exclusive of the choice of law provisions thereof.

     J. Counterparts.

     This Agreement may be executed in any number of counterparts which, when taken together, shall constitute but one agreement.

     K. Survival.

     All representations, warranties, covenants, agreements, waivers, and releases of Borrower, PRIMT, MRM Financial and Emergent, and each of them, contained herein shall survive the payment in full of Borrower's, PRIMT's, MRM Financial's or Emergent's obligations to Bank.

     L. Notices.

     Any notices required or contemplated under this Agreement or any other Loan Document shall be in writing and shall be personally delivered; or sent by United States mail, postage prepaid; or sent by facsimile transmission, and shall be addressed as follows:

"Borrower"

Physiologic Reps 932 Grand Central Avenue Glendale,
California, 91201 Attn: William McKay, CFO Fax No.:
(818)240-8535

"PRIMT"

PRI Medical Technologies, Inc. 932 Grand Central Avenue Glendale,
California, 91201 Attn: William McKay, CFO Fax No.: (818)240-8535

"MRM Financial"

 Medical Resources Management Financial, Inc. 932 Grand Central Avenue Glendale, California, 91201 Attn: William McKay, CFO Fax No.: (818)240-8535

"Emergent"

Emergent Group, Inc. 145 Huguenot St. #405B New Rochelle, New York 10801 Attn: Bruce J. Haber, CEO Fax No.: (914) 235-4258

"Bank"

U.S. Bank National Association
Attn: Peggy Carmichael, Vice President
Special Assets Group, P-5
555 S.W. Oak Street, Suite 505
Portland, OR 97204
Fax No.: (503)275-5919

     Notice shall be deemed complete three days after the mailing of notice by U.S. Mail, or upon the date of personal delivery, or upon the date of successful completion of facsimile transmission. Any party may change the address to which notices, requests and other communications are to be sent by giving written notice of such change to each other party, which shall be effective upon receipt of such written notice.

     IN WITNESS WHEREOF, Bank, Borrower, PRIMT, MRM Financial and Emergent have executed this Agreement as of the date and year first set forth above.

 Physiologic Reps, a California corporation


 By:     __________________________
         Bruce J. Haber Its:      Chief Executive Officer


 PRI Medical Technologies, Inc., formerly known as Medical Resources Management, Inc., a Nevada corporation


 By:     __________________________
         Bruce J. Haber Its:      Chief Executive Officer

 Medical Resources Management Financial, Inc., a California corporation


 By:     __________________________
         Bruce J. Haber Its:      Chief Executive Officer

 Emergent Group, Inc., a Nevada corporation


 By:     __________________________
         Bruce J. Haber Its:      Chief Executive Officer

 U.S. Bank National Association


 By:     ___________________________________________________
         Peggy Carmichael Its:      Vice President





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